Unaudited Consolidated Statements of Changes In Total Equity (USD $) In Thousands	Total USD ($)	TOTAL EQUITY Partners' Equity Common Units	TOTAL EQUITY Partners' Equity Common USD ($)	TOTAL EQUITY Partners' Equity General Partner USD ($)	TOTAL EQUITY Non- controlling Interest USD ($)
Beginning balance at Dec. 31, 2011	$ 1,139,709		$ 1,070,066	$ 43,401	$ 26,242
Beginning balance, units at Dec. 31, 2011		64,858
Net income and comprehensive income	65,939		52,094	10,325	3,520
Cash distributions	(93,686)		(84,641)	(8,995)	(50)
Re-investment tax credit (note 8)	5,305		5,200	105
Equity based compensation	22		21	1
Acquisition of investment in the fourth Angola LNG Carrier (note 9d)	(15,938)		(15,143)	(795)
Ending balance at Jun. 30, 2012	$ 1,101,351		$ 1,027,597	$ 44,042	$ 29,712
Ending balance, units at Jun. 30, 2012		64,858